                                                                   Exhibit 10(a)


       STEPHEN E. ROTH
 DIRECT LINE: (202) 383-0158

 Internet: sroth@sablaw.com



                                April 26, 2001



Board of Directors
GE Life and Annuity Assurance Company
6610 W. Broad Street
Richmond, VA  23230

                  Re   GE Life & Annuity Separate Account 4
                       ------------------------------------

Ladies and Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium variable deferred annuity contracts (File No. 333-31172). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                          Very truly yours,

                                          SUTHERLAND ASBILL & BRENNAN LLP



                                          By: /s/ STEPHEN E. ROTH
                                              ____________________________
                                              Stephen E. Roth